Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent Events
26.	Subsequent Events
On January 11, 2023, the Company completed an offering of 15,344,000 American depositary shares, each representing one Class Z ordinary share, par value US$0.0001 per share of the Company (the “ADS Offering”), at US$26.65 per ADS. Shortly thereafter, the Company completed the exchange of an aggregate principal amount of US$384.8 million of its outstanding 0.50% convertible senior notes due December 2026 (the “Exchange Notes”) in privately negotiated transactions for the Company’s issuance of ADSs. The aggregate purchase price of the Exchange Notes in the amount of US$331.2 million was funded by the net proceeds from the ADS Offering. And the remaining net proceeds (after deducting selling commissions) of the ADS Offering is US$68.8 million.